UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 29, 2008
Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)
Texas

(State or other jurisdiction of incorporation)

1-13003	75-2259890

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)
214-631-1166

(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Press Release

Item 2.02 Results of Operations and Financial Condition.
On July 30, 2008, Silverleaf Resorts, Inc. (the “Registrant” or the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2008. The information in this item (including Exhibit 99.1) is being furnished pursuant to Item 9.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in the filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the scheduled July 29, 2008 special meeting of shareholders, the Registrant’s shareholders voted to approve the Company’s 2008 Stock Option Plan (“2008 Plan”). The 2008 Plan was approved by a vote of shareholders holding approximately 83.6% of the shares represented at the meeting in person or by proxy. Pursuant to the 2008 Plan, the Registrant may grant to its officers, directors, and key employees options to purchase an aggregate of two million shares of the Registrant’s common stock. The 2008 Plan will be administered by the Compensation Committee of the Board of Directors. The 2008 Plan will expire on July 29, 2018. Any options outstanding on that date will continue in effect and expire on the dates set forth in the option agreements between the Registrant and the optionees.
Item 8.01 Other Events
On July 29, 2008, the Registrant’s Board of Directors authorized the Registrant to purchase up to two million shares of the Registrant’s common stock from time to time in the open market or in negotiated transactions. Repurchased shares will become treasury shares to be used to meet the Registrant’s future common stock obligations under the Registrant’s employee stock option plans and for other corporate purposes. The Registrant’s Board of Directors has set a two-year term on the stock repurchase program.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description of Exhibit

10.1	2008 Stock Option Plan for Silverleaf Resorts, Inc. (incorporated by reference to Annex A to the Registrant’s Proxy Statement as filed on Schedule 14A with the Securities and Exchange Commission on July 3, 2008).

* 99.1	Press Release issued by the Registrant on July 30, 2008 announcing earnings for the second quarter ended June 30, 2008.

*	filed herewith
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: July 31, 2008	SILVERLEAF RESORTS, INC.
	By:	/S/ ROBERT M. SINNOTT
	Name:	Robert M. Sinnott
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	2008 Stock Option Plan for Silverleaf Resorts, Inc. (incorporated by reference to Annex A to the Registrant’s Proxy Statement as filed on Schedule 14A with the Securities and Exchange Commission on July 3, 2008).

* 99.1	Press Release issued by the Registrant on July 30, 2008 announcing earnings for the second quarter ended June 30, 2008.